Exhibit 99.52

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1998
           Series 1998-16, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.089106
                                                       -----------------------
       Weighted average maturity                                       175.02
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
             Principal Per   Prepayments Per  Interest Per
      Class   Certificate      Certificate     Certificate  Payout Rate
      -----   -----------      -----------     -----------  -----------
       R     $  0.00000000   $   0.00000000  $ 0.00000000   %0.00000000
       PO    $  3.61538305   $   0.19599709  $ 0.00000000   %0.00000000
       A1    $ 16.63665591   $  12.56207852  $ 5.37010461   %6.50000008
       A2    $  0.00000000   $   0.00000000  $ 5.41666667   %6.50000000
       A3    $  3.24287037   $   2.44864074  $ 5.39911185   %6.50000009
       A5    $ 16.63665604   $  12.56207842  $ 5.16356198   %6.24999990
       A4    $  0.00000000   $   0.00000000  $ 0.20654257   %0.25000011
       A6    $ 13.18918573   $   9.95894770  $ 5.37808009   %6.50000004
       RL    $  0.00000000   $   0.00000000  $ 0.00000000   %0.00000000
       M     $  3.24286887   $   0.00000000  $ 5.39911106   %6.49999912
       B1    $  3.24286699   $   0.00000000  $ 5.39911148   %6.49999969
       B2    $  3.24286699   $   0.00000000  $ 5.39911148   %6.49999969
       B3    $  3.24287480   $   0.00000000  $ 5.39911558   %6.50000460
       B4    $  3.24287769   $   0.00000000  $ 5.39911148   %6.49999962
       B5    $  3.24287677   $   0.00000000  $ 5.39911890   %6.50000855

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            37,779.89
                                                               -----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       244,412,949.35
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  788
                                                                ----------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                   0.00  $            0.00  $           0.00    36157RSL0
PO   $             441,913.37  $      440,309.85  $         992.75    GEC9816PO
A1   $          52,764,974.11  $   51,879,530.04  $         974.77    36157RSE6
A2   $           6,750,000.00  $    6,750,000.00  $       1,000.00    36157RSF3
A3   $          26,912,495.61  $   26,824,938.11  $         993.52    36157RSG1
A5   $          50,065,897.77  $   49,225,746.65  $         974.77    36157RSJ5
A4   $          50,065,897.77  $   49,225,746.65  $         974.77    36157RSH9
A6   $         105,741,327.98  $  104,336,679.70  $         979.69    36157RSK2
SUP  $         223,616,837.15  $  220,465,905.16  $         978.61    GE9816SUP
RL   $                   0.00  $            0.00  $           0.00    GEC9816RL
M    $           1,864,469.79  $    1,858,403.89  $         993.52    36157RSM8
B1   $             621,489.26  $      619,467.30  $         993.52    36157RSN6
B2   $             621,489.26  $      619,467.30  $         993.52    36157RSP1
B3   $           1,118,681.67  $    1,115,042.14  $         993.52    36157RSU0
B4   $             372,893.56  $      371,680.38  $         993.52    36157RSV8
B5   $             372,896.74  $      371,683.55  $         993.52    36157RSW6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             80       Principal Balance   $     23,746,531.10
                               --------                           --------------
       2.   60-89 days
            Number             147      Principal Balance   $     48,915,695.24
                               --------                           --------------
       3.   90 days or more
            Number             0        Principal Balance   $              0.00
                               --------                           --------------
       4.   In Foreclosure
            Number             0        Principal Balance   $              0.00
                               --------                           --------------
       5.   Real Estate Owned
            Number             0        Principal Balance   $              0.00
                               --------                           --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                            $              0.00
                                                                  --------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                     $              0.00
                                                               -----------------

       2.   Bankruptcy Loss Amount:                         $              0.00
                                                               -----------------

       3.   Fraud Loss Amount:                              $              0.00
                                                               -----------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
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